UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2008

Antares Pharma, Inc.

(Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-32302 (Commission File Number)	41-1350192 (I.R.S. Employer Identification No.)

250 Phillips Blvd., Suite 290, Ewing, NJ	08618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 609-359-3020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Resignation of Former Chief Executive Officer and Director

On October 10, 2008, Jack E. Stover, the Chief Executive Officer of Antares Pharma, Inc., a Delaware corporation (the “Company”), and a member of the Company’s Board of Directors (the “Board”), resigned from his position as Chief Executive Officer and as a member of the Board.

A copy of the Company’s press release announcing Mr. Stover’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

(c)	Appointment of New Chief Executive Officer

Also on October 10, 2008, the Board appointed Paul K. Wotton, Ph.D., as the Company’s Chief Executive Officer. Dr. Wotton, age 48, has served as the Company’s President and Chief Operating Officer since July 7, 2008 and as a member of the Board since August 17, 2004. As a result of Dr. Wotton’s appointment as Chief Executive Officer, he will no longer serve as the Company’s Chief Operating Officer but will retain the title of President. In addition, Dr. Wotton will serve as the Company’s principal executive officer. Prior to joining the Company, Dr. Wotton served as President and Chief Executive Officer of Topigen Pharmaceuticals, Inc., a biotechnology company based in Montreal, Canada, from May 2004 until March 2008. Prior to joining Topigen, Dr. Wotton was the Head of Global Business Development at SkyePharma, a United Kingdom company listed on the London Stock Exchange and quoted on Nasdaq, from January 2002 until May 2004. Dr. Wotton also previously served as Vice President of Corporate Development for Eurand and Vice President of Business Development for Penwest Pharmaceuticals Co. Dr. Wotton is a member of Genaera Corporation’s Board of Directors.

On July 7, 2008, Dr. Wotton and the Company entered into an Employment Agreement whereby the Company appointed Dr. Wotton as its President and Chief Operating Officer (the “Employment Agreement”). The Employment Agreement is described in more detail in the Company’s Current Report on Form 8-K filed on July 7, 2008. Any changes to the Employment Agreement relating to Dr. Wotton’s appointment as Chief Executive Officer will be disclosed as required under the Securities Exchange Act of 1934, as amended, and applicable regulations of the United States Securities and Exchange Commission once such changes become available.

Other Changes to the Board

Also on October 10, 2008, the Board appointed Leonard S. Jacob, M.D., Ph.D., as the Chairman of the Board. Dr. Jacob, 59, has served as a member of the Board since January 16, 2007. Jacques Gonella, Ph.D., the Company’s former Chairman, will continue to serve as a member of the Board. A copy of the Company’s press release announcing Dr. Jacob’s appointment as Chairman of the Board is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release by Antares Pharma, Inc., dated October 13, 2008, announcing changes to management team.
99.2	Press Release by Antares Pharma, Inc., dated October 13, 2008, announcing appointment of new Board Chairman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.
Date: October 14, 2008	By: /s/Paul K. Wotton
Paul K. Wotton Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release by Antares Pharma, Inc., dated October 13, 2008, announcing changes to management team.
99.2	Press Release by Antares Pharma, Inc., dated October 13, 2008, announcing appointment of new Board Chairman.